The Munder Funds
Supplement Dated January 2, 1997
to Prospectus Dated October 28, 1996

Class A, B & C Shares of:
Munder Cash Investment Fund, Munder Money Market Fund, Munder Tax-Free Money Market Fund and U.S. Treasury Money Market Fund (the
"Prospectus")


CHANGE IN DIVIDEND DETERMINATION TIME WITH RESPECT TO MUNDER CASH
INVESTMENT FUND, MUNDER MONEY MARKET FUND AND MUNDER U.S. TREASURY MONEY MARKET FUND
(THE "FUNDS")


Shares will be credited to a shareholder's account at the net asset value next computed after both (i) an order is received by the Funds' distributor, Funds Distributor, Inc., or a dealer and
(ii) payment has been received by the Funds' transfer agent, First Data Investor Services Group, Inc.

Effective January 2, 1997, shareholders of the Funds whose purchase orders and payment are received by 2:45 p.m. (Eastern
Time) on any day on which the New York Stock Exchange is open for business (a "Business Day") receive dividends for that day. Shareholders whose redemption orders have been received by 2:45 p.m. (Eastern Time) on a Business Day will not receive dividends for that day, while shareholders whose redemption orders are received after 2:45 p.m. (Eastern Time) on a Business Day will receive that day's dividends.

The above-stated dividend determination time with respect to redemptions is also applicable with respect to expedited redemption orders received by telephone. Please refer to the section entitled "Expedited Redemption" on page 18 of the Prospectus for additional information relating to the expedited method of redemption.



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